                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of The Sarbanes-Oxley Act of 2002


I, Naeem Ghauri, certify that:

1.       I have reviewed this annual report on Form 10-KSB of NetSol
         Technologies, Inc.;

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report; and

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report.

Date:    October 14, 2003                /s/ Naeem Ghauri
         ----------------------          ----------------------
                                         Naeem Ghauri
                                         Chief Executive Officer

                    Certification of Chief Financial Officer
                       Pursuant to 18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-KSB of NetSol Technologies, Inc. (the "Company") for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on October 14, 2003 (the "Report"), I, Najeeb Ghauri, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. (section) 1350, as adopted pursuant to (section) 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                           /s/ Najeeb Ghauri
Date: October 14, 2003     ------------------
                           Najeeb Ghauri
                           Chief Financial Officer